Exhibit 24

                  SOUTHEASTERN MICHIGAN GAS ENTERPRISES, INC.

                               POWER OF ATTORNEY

     Whereas, the Board of Directors of Southeastern Michigan Gas Enterprises, Inc., a Michigan corporation, at a meeting held on October 10, 1996, authorized the execution of a Registration Statement for the registration and sale of an additional 1,000,000 shares of Common stock for issuance pursuant to the Company's Dividend Reinvestment and Common Stock Purchase Plan and the filing of said Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     NOW, THEREFORE, each of the undersigned does hereby appoint William L. Johnson and Robert F. Caldwell, and each of them severally, his true and lawful attorneys to execute in his name, place and stead, in his capacity as a Director or officer or both, as the case may be, of said Corporation, said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, each act whatsoever necessary to be done in the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, and each of the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, we have hereunto set our hands as of the 10th day of October, 1996.

Frank G. Andreoni                         William L. Johnson
-------------------------------------     -------------------------------------
Director                                  President and CEO and Director
                                          (Principal Executive Officer)

Daniel A. Burkhardt                       Harvey I. Klein
-------------------------------------     -------------------------------------
Director                                  Director

Robert F. Caldwell                        Frederick S. Moore
-------------------------------------     -------------------------------------
Executive Vice President and CFO          Director
(Principal Financial and
Accounting Officer)

Edward J. Curtis                          Edith A. Stotler
-------------------------------------     -------------------------------------
Director                                  Director

John T. Ferris
-------------------------------------     -------------------------------------
Director                                  Donald W. Thomason, Director

Michael O. Frazer
-------------------------------------
Director


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